TO SUBSCRIBE, EACH SUBSCRIBER MUST RETURN THE FOLLOWING (as applicable to the Subscriber):

a.

Duly completed and executed Subscription Agreement (complete cover page);

b.

Terms and Conditions of Subscription for Subscription Receipts of Liberty Silver Corp.;

c.

Duly completed and executed Schedule “B” – Exemption Form;

d.

Duly completed and executed Schedule “C” – Accredited Investor Certificate, if applicable;

e.

Duly completed and executed Schedule “D” – Certificate of U.S. Accredited Investor, if applicable;

f.

Duly completed and executed Schedule “E” – Additional, Representations, Warranties and Covenants of Subscriber Resident Outside of Canada and the United States, if applicable; and

g.

Subscription Funds by certified cheque, bank draft, money order or wire transfer (see Schedule “F” for instructions).

SUBSCRIPTION AGREEMENT

TO:

LIBERTY SILVER CORP. (the “Company”)

The undersigned (hereinafter referred to as the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase the number of subscription receipts of the Company (the “Subscription Receipts”) set forth below, for the aggregate consideration set forth below (the “Subscription Price”), representing a subscription price of US$0.50 per Subscription Receipt. The gross proceeds (less the BG Subscriber Expense, as herein defined) shall be paid to the Escrow Agent (as herein defined) against issuance of the certificates representing the Subscription Receipts. Upon satisfaction of the Escrow Release Condition (as herein defined), each Subscription Receipt shall be automatically exchanged without any further action by the holder and for no additional consideration for one unit of the Company (each, a “Unit”). Each Unit shall consist of one common share in the capital of the Company (each, a “Common Share”), one Common Share purchase warrant (each whole warrant, a “Warrant”), and one right to acquire Common Shares in certain circumstances (each, a “Right”). Each Warrant shall entitle the holder thereof to acquire one Common Share (a “Warrant Share”) at a price of U.S.$0.65 per Warrant Share at any time until 5:00 p.m. (Toronto time) on the date which is the earlier of 24 months following the date the Company’s Common Shares are listed on Toronto Stock Exchange (the “Exchange”) and 30 months following the date of the closing of the Offering. Each Right shall entitle the holder thereof to acquire, for no additional consideration, one-tenth (1/10) of a Common Share (each whole such Common Share, a “Right Share”) in the event that the Registration (as herein defined) of the Securities (as herein defined) has not occurred in accordance with the terms of the Registration Rights Agreement (as herein defined). The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Subscription Receipts of Liberty Silver Corp.” including without limitation the terms, conditions, representations and warranties set forth thereunder or set out in any applicable Schedules attached thereto (the “Terms”), which Terms and attachments thereto together with this page form this subscription agreement (the “Subscription Agreement”).

THE SUBSCRIBER:                                                      SUBSCRIPTION RECEIPTS SUBSCRIBED:

Print name of Subscriber: Look Back Investments, Inc.	Number of Subscription Receipts: 6,500,000
Signature of individual Subscriber:	Aggregate consideration: $3,250,000

Signature of authorized signatory, if Subscriber not an individual: /s/Robert Genovese	DISCLOSED PRINCIPAL (if purchasing as agent or trustee for a disclosed principal):
Print name of authorized signatory, if applicable: Robert Genovese	Name of disclosed principal:
Subscriber’s address: Calle Eusebio A. Morales Suite a-A #5 El Cangrejo, Panama City, Panama	Address of disclosed principal:

Subscriber’s email address:	Telephone number of disclosed principal:

Form A

Subscriber’s telephone number:
REGISTRATION INSTRUCTIONS (if other than in name of Subscriber):	CERTIFICATE DELIVERY INSTRUCTIONS (if other than to Subscriber’s address):
Name:	Name:
Account reference, if applicable:	Account reference, if applicable:
Address:	Address:

DELIVERY:  This Subscription Agreement should be delivered to the Company at the following address:

LIBERTY SILVER CORP.

c/o Peterson Law Professional Corporation

390 Bay Street, Suite 806

Toronto, ON M5H 2Y2

ACCEPTANCE:  The Company hereby accepts the above subscription on the Terms contained in this Subscription Agreement.

Liberty Silver Corp.

Dated:  November 10, 2011

Per:     /s/ Geoffrey Browne     _

Authorized Signatory

TERMS AND CONDITIONS OF

SUBSCRIPTION FOR SUBSCRIPTION RECEIPTS OF

LIBERTY SILVER CORP.

1.

Definitions - In this Subscription Agreement:

(a)

“Action” has the meaning ascribed to such term in section 10(x) hereof;

(b)

“Anti-Money Laundering Laws” has the meaning ascribed to such term in section 10(x) hereof;

(c)

“BG Subscriber” means BG Capital Group Ltd.;

(d)

“BG Subscriber’s Expenses” means the reasonable professional fees incurred by BG Subscriber in connection with its subscription for Subscription Receipts which shall not exceed CDN$25,000 plus applicable taxes and reasonable disbursements;

(e)

“Closing Date” means November 9, 2011 or such earlier or later date as the Company shall determine;

(f)

“Closing Time” means 9:00 a.m. (Toronto time) or such earlier or later time on the Closing Date as the Company shall determine;

(g)

“Common Shares” mean the shares of common stock in the capital of the Company partially comprising each Unit;

(h)

“Disclosed Beneficial Purchaser” has the meaning ascribed to such term in section 11(f) hereof;

(i)

“Disclosure Documents” means all reports, schedules, forms, statements and other documents required to be filed by the Company with the Securities and Exchange Commission under the Securities laws, including the exhibits thereto and documents incorporated by reference therein, which are publicly available or otherwise posted by the Company on EDGAR during the 24 months preceding the date hereof;;

(j)

“Environmental Laws” has the meaning ascribed to such term in section 10(q)(i) hereof;

(k)

“Escrow Agent” means Capital Transfer Agency Inc.;

(l)

“Escrow Release Condition” has the meaning ascribed to such term in section 9(a) hereof;

(m)

“Escrowed Funds” has the meaning ascribed to such term in section 9(a) hereof;

(n)

“Escrowed Proceeds” has the meaning ascribed to such term in section 9(a) hereof;

(o)

“Exchange” has the meaning ascribed to such term on the face page hereof;

(p)

“Exchange Confirmation” has the meaning ascribed to such term in section 9(a) hereof;

(q)

“Licenses” has the meaning ascribed to such term in section 10(r) hereof;

(r)

“Listing” has the meaning ascribed to such term in section 8 hereof;

(s)

“Mining Rights” has the meaning ascribed to such term in section 10(o) hereof;

(t)

“NI 45-106” means National Instrument 45-106 - Prospectus and Registration Exemptions, a Canadian securities regulatory policy applicable to the Company;

(u)

“Offering” means the offering of Subscription Receipts;

(v)

“Registration” means the registration of the Securities in accordance with the U.S. Securities Act, as set out in the Registration Rights Agreement;

(w)

“Registration Rights Agreement” means the Registration Rights Agreement, in the form set out in Schedule “G” hereto, to be entered into by the Company and each Subscriber on or before the Closing Date;

(x)

“Release Deadline” has the meaning ascribed to such term in section 9(b) hereof;

(y)

“Right” means the right, partially comprising each Unit, for the holder to receive, for no additional consideration, one-tenth (1/10) of a Right Share in the event that the Registration has not occurred in accordance with the terms of the Registration Rights Agreement;

(z)

“Right Shares” mean Common Shares issuable upon conversion of the Rights in accordance with the terms of the Registration Rights Agreement;

(aa)

“SEC” means the United States Securities and Exchange Commission;

(bb)

“Securities” has the meaning ascribed to such term in section 11(a);

(cc)

“Securities Laws” has the meaning ascribed to such term in section 10(c) hereof;

(dd)

“SRA Agreement” has the meaning ascribed to such term in section 3 hereof;

(ee)

“Subscribers” means the subscribers of Subscription Receipts pursuant to their executed and accepted Subscription Agreements;

(ff)

“Subscription Receipt Certificate” has the meaning ascribed to such term in section 3 hereof;

(gg)

“Taxes” has the meaning ascribed to such term in section 10(ff) hereof;

(hh)

“Terms” has the meaning ascribed to such term on the face page hereof;

(ii)

“U.S. Person” has the meaning set out in Regulation S under the U.S. Securities Act;

(jj)

“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(kk)

“U.S. Exchange Act” means the United States Securities and Exchange Act of 1934, as amended;

(ll)

“Units” mean the unit of securities of the Company into which the Subscription Receipts will be automatically exchanged in the event the Escrow Release Condition is satisfied by the Release Deadline, each such unit to be comprised of one (1) Common Share, one (1) Warrant, and one (1) Right;

(mm)

“Warrant Shares” has the meaning ascribed to such term on the face page hereof; and

(nn)

“Warrants” has the meaning ascribed to such term on the face page hereof.

2.

Deliveries by Subscriber - In connection with its subscription under this Subscription Agreement, the Subscriber agrees to deliver to the Company at the address shown on the face page hereof:

(a)

this Subscription Agreement duly completed and executed;

(b)

a certified cheque, bank draft or money order payable to the Escrow Agent, in trust, Attention: Lisa Cripps, for the Subscription Price set out on the face page hereof, less the BG Subscriber’s Expense, if the Subscriber is the BG Subscriber, or to wire transfer such Subscription Price, less the BG Subscriber’s Expense, if the Subscriber is the BG Subscriber, to the Escrow Agent as set forth in the attached Schedule “F”;

(c)

the attached Schedule “B” - Exemption Form, duly initialled and signed by or on behalf of the Subscriber;

(d)

if applicable, the attached Schedule “C” - Accredited Investor Certificate, duly initialled and signed by or on behalf of the Subscriber;

(e)

if applicable, the attached Schedule “D” - Certificate of U.S. Accredited Investor, duly initialled and signed by or on behalf of the Subscriber;

(f)

if applicable, the attached Schedule “E” - Additional, Representations, Warranties and Covenants of Subscriber Resident Outside of Canada and the United States; and

(g)

such other documents as may be reasonably requested by the Company.

3.

Subscription for the Subscription Receipts – The Subscriber hereby confirms its irrevocable subscription for and offer to purchase the Subscription Receipts from the Company, on and subject to the Terms set out in this Subscription Agreement, for the Subscription Price which is payable in the manner set out in section 2. The certificate representing the Subscription Receipts will be registered in accordance with the registration instructions set forth on the face page of this Subscription Agreement. The Subscription Receipts shall be duly and validly created and issued pursuant to the terms of the certificate representing the Subscription Receipts (the “Subscription Receipt Certificate”) and the terms of a subscription receipt and escrow agreement (the “SRA Agreement”) to be entered into on or before the Closing Date. The Subscription Receipt Certificate representing the Subscription Receipts will, among other things, include provisions for the appropriate adjustment in number and price upon the occurrence of certain events, including any subdivision, consolidation, or reclassification of the Company’s common shares.

4.

Acceptance and Rejection of Subscription by the Company – The Subscriber acknowledges and agrees that the Company reserves the right, in its absolute discretion, to reject this subscription for Subscription Receipts, in whole or in part, at any time prior to the Closing Time. Upon the Company’s acceptance of this subscription, this Subscription Agreement will constitute an agreement for the purchase by the Subscriber from the Company, and for the Company to issue and sell to the Subscriber, the number of Subscription Receipts set forth on the first page hereof at the Subscription Price and on the Terms set forth herein. The Company shall be entitled to rely on delivery of a facsimile copy of completed and executed Subscription Agreements, and acceptance by the Company of such facsimile subscriptions shall be legally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Escrow Agent or the Company representing the Subscription Price will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Subscription Price for that portion of the subscription for the Subscription Receipts which is not accepted will be promptly delivered to the Subscriber or to the Subscriber’s legal counsel for delivery to the Subscribers without interest or deduction.

5.

Closing – If the Subscriber’s subscription is accepted by the Company, the purchase and sale of the Subscription Receipts shall be completed at the Closing Time on the Closing Date.

6.

Issuance of Subscription Receipt Certificates – Upon this subscription being accepted by the Company, the Company shall, subject to the receipt of the deliveries to be made by the Subscriber pursuant to section 2 hereof and Terms set out in this Subscription Agreement, issue to the Subscriber certificates evidencing the Subscriber’s ownership of the Subscription Receipts acquired by the Subscriber pursuant to the subscription for Subscription Receipts.

7.

Acknowledgment of Offering – The Subscriber acknowledges that the Subscription Receipts subscribed for hereunder form part of a larger issuance and sale of 6,500,000 Subscription Receipts for aggregate gross proceeds of up to $3,250,000. The Subscriber acknowledges it is intended that the minimum dollar amount of Subscription Receipts will be $3,000,000.

8.

Acknowledgment of Transaction – The Subscriber acknowledges that the Company is proceeding with a proposed listing of its Common Shares on the Exchange (the “Listing”). The completion and approval of the Listing by the Exchange is subject to the satisfaction of a number of conditions, including, but not limited to, the completion of the Offering and other customary listing conditions.

9.

Escrow Conditions

(a)

Upon completion of the offer, issue and sale by the Company of the Subscription Receipts, the gross proceeds from the Offering less the BG Subscriber’s Expense (the “Escrowed Proceeds”) will be held by the Escrow Agent (or such other escrow agent as may be acceptable to the Company and the BG Subscriber), in its capacity as escrow agent thereunder and invested in an interest bearing account (the Escrowed Proceeds, together with all interest and other income earned thereon, are referred to herein as the “Escrowed Funds”) pursuant to the SRA Agreement. The Escrowed Funds shall be released to the Company (or as it may direct), upon the receipt of written confirmation from the Exchange (the “Exchange Confirmation”) that all conditions precedent to the Listing have been satisfied (the “Escrow Release Condition”). As a condition precedent to the release of the Escrowed Funds to the Company, the Chief Executive Officer and Chief Financial Officer of the Company shall certify to the Escrow Agent that the Escrow Release Condition has been satisfied, and a copy of such certification shall be provided to the BG Subscriber together with a copy of the Exchange Confirmation.

(b)

In the event that the Escrow Release Condition is not satisfied at or before 5:00 p.m. (EST) on December 31, 2011 (the “Release Deadline”), then the Subscription Receipts shall expire automatically and be of no further force and effect and the Escrowed Funds shall be returned to the Subscribers pro rata. To the extent the Escrowed Proceeds are not sufficient to refund the Subscribers the full amount paid for the Subscription Receipts, the Company shall be liable and responsible to repay the deficiency to the Subscribers, pro rata.

(c)

The Subscription Receipts shall be created and issued pursuant to the SRA Agreement and the specific attributes of the Subscription Receipts shall be as set forth thereunder. The Company shall provide a copy of the SRA Agreement to the Subscriber upon request by the Subscriber.

(d)

The Subscriber, on its own behalf and on behalf of each beneficial purchaser, if any, for whom it is contracting under this Subscription Agreement, acknowledges and agrees that the rights of the holders of the Subscription Receipts (including, without limitation, the date of the Release Deadline) may be modified under the SRA Agreement pursuant to an extraordinary resolution approved either: (i) by holders of Subscription Receipts representing at least 66⅔% of the outstanding Subscription Receipts that attend or are represented by proxy at a duly convened meeting of holders of Subscription Receipts; or (ii) by written consent of holders of Subscription Receipts representing at least 66⅔% of the outstanding Subscription Receipts.

10.

Representations, Warranties and Covenants of the Company – The Company represents, warrants and covenants to the Subscriber, and acknowledges that the Subscriber is relying upon such representations, warranties and covenants in purchasing the Subscription Receipts, that:

(a)

the Company has been duly incorporated and is validly existing under the laws of the State of Nevada, has all requisite corporate power and authority and is duly qualified to carry on its business as now conducted and to own, lease or operate its properties and assets and no steps or proceedings have been taken by the Company or to the knowledge of the Company by any person, voluntary or otherwise, requiring or authorizing its dissolution or winding-up and the Company has all requisite corporate power and authority to enter into each of this Subscription Agreement, the SRA Agreement and the Registration Rights Agreement and to carry out its obligations hereunder and thereunder;

(b)

the Company has no subsidiaries;

(c)

the Company is a reporting issuer under the securities laws of the United States and is not in default of any requirement of such securities laws (the “Securities Laws”);

(d)

each of the execution and delivery of this Subscription Agreement, the SRA Agreement and the Registration Rights Agreement and the performance by the Company of its obligations hereunder or thereunder, including the issuance  of the Subscription Receipts and underlying Common Shares, Warrants, Rights and Warrant Shares, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (whether after notice or lapse of time or both): (A) any statute, rule or regulation in effect at the date hereof applicable to the Company including, without limitation, the Securities Laws; (B) the constating documents, by-laws or resolutions of the Company which are in effect at the date hereof; (C) any mortgage, note, indenture, contract, agreement, instrument, lease or other document to which the Company is a party or by which it is bound; or (D) any judgment, decree or order binding the Company or the property or assets of the Company;

(e)

the Company is in compliance with the timely and continuous disclosure obligations under the Securities Laws and, without limiting the generality of the foregoing, there has not occurred any material adverse change, financial or otherwise, in the assets, liabilities (contingent or otherwise), business, financial condition, capital or prospects of the Company since June 30, 2011, which has not been publicly disclosed on a non-confidential basis and all the statements set forth in the Disclosure Documents are true, correct, and complete in all material respects and do not contain any material misrepresentation as of the date of such statements;

(f)

except as disclosed in the Disclosure Documents or as contemplated herein, the Company has not approved, entered into any binding agreement in respect of, or has any knowledge of:

(i)

the purchase of any material property or assets or any interest therein or the sale, transfer or other disposition of any material property or assets or any interest therein currently owned, directly or indirectly, by the Company whether by asset sale, transfer of shares or otherwise;

(ii)

the change of control (by sale or transfer of shares or sale of all or substantially all of the property and assets of the Company or otherwise) of the Company; or

(iii)

a proposed or planned disposition of shares by any shareholder who owns, directly or indirectly, 10% or more of the outstanding shares of the Company;

(g)

the audited consolidated comparative financial statements of the Company as at and for the years ended June 30, 2011 and 2010, respectively have been prepared in accordance with United States generally accepted accounting principles, and present fairly in all material respects the financial position and condition of the Company, as at the dates thereof and for the periods indicated and reflect all assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of the Company and the results of its operations and the changes in its financial position for the periods then ended;

(h)

no holder of outstanding shares in the capital of the Company is entitled to any pre-emptive or any similar rights to subscribe for any Common Shares or other securities of the Company and other than as disclosed in section 10(aa) hereof, no rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares in the capital of the Company are outstanding;

(i)

no legal or governmental proceedings are pending to which the Company is a party or to which its property is subject that would result in any material adverse change in the operation, business, condition or prospects of the Company and, to the knowledge of the Company, no such proceedings have been threatened against or are contemplated with respect to the Company or with respect to its properties;

(j)

the Company is not violation in of its constating documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, trust deed, mortgage, loan agreement, note, option, lease or other agreement or instrument to which it is a party or by which it or its property may be bound;

(k)

to the knowledge of the Company, no counterparty to any material obligation, agreement, covenant or condition contained in any material contract or other material instrument to which the Company is a party is in default in the performance or observance thereof, except where such default in performance would not have a material adverse effect on the Company;

(l)

any and all of the agreements and other documents and instruments pursuant to which the Company holds its property and assets (including any interest in, or right to earn an interest in, any property) are valid and subsisting agreements, documents or instruments in full force and effect, enforceable against the Company in accordance with the terms thereof, the Company is not in default of any of the material provisions of any such agreements, documents or instruments nor has any such default been alleged and such properties and assets are in good standing, in all material respects, under the applicable statutes and regulations of the jurisdictions in which they are situated, all leases, licences and claims pursuant to which the Company derives its interests in such property and assets are in good standing and there has been no material default under any such lease, licence or claim.  None of the properties (or any interest in, or right to earn an interest in, any property) of the Company is subject to any right of first refusal or purchase or acquisition right which is not disclosed in the Disclosure Documents;

(m)

to the knowledge of the Company, there is no agreement in force or effect which in any manner affects or will affect the voting or control of any of the securities of the Company, and there are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders;

(n)

the Company is the absolute legal and beneficial owner of, and has good and marketable title to, all of its material properties or assets as described in the Disclosure Documents, and except as disclosed in the Disclosure Documents, free of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands whatsoever and no other property rights are necessary for the conduct of the business of the Company, as currently conducted or contemplated to be conducted by the Company, the Company does not know of any claim or the basis for any claim that might or could adversely affect the right thereof to use, transfer or otherwise exploit such property rights and, except as disclosed in the Disclosure Documents, the Company has no responsibility or obligation to pay any commission, royalty, licence fee or similar payment to any person with respect to the property rights thereof;

(o)

the Company holds either freehold title, mining leases, mining concessions, mining claims or participating interests or other conventional property or proprietary interests or rights, recognized in the jurisdiction in which a particular property is located (collectively, the “Mining Rights”), in respect of the ore bodies and minerals located in material properties in which the Company has an interest as set out in Schedule “H” hereto and as described in all material respects in the Disclosure Documents, under valid, subsisting and enforceable documents or recognized and enforceable agreements or instruments, sufficient to permit the Company to explore the minerals relating thereto, and all material property, options, leases or claims in which the Company has an interest or right have been validly located and recorded in accordance with all applicable laws and are valid and subsisting.  The Company has all necessary surface rights, access rights and other necessary rights and interests relating to material properties in which the Company has an interest granting the Company, as applicable, the right and ability to explore for minerals, ore and metals for development purposes as are appropriate in view of the rights and interest therein of the Company, with only such exceptions as do not materially interfere with the use made by the Company of the rights or interest so held, and each of the proprietary interests or rights and each of the documents, agreements and instruments and obligations relating thereto referred to above is currently in good standing in the name of the Company. The Mining Rights in respect of the Company’s material properties as disclosed in Schedule “H” hereto and in the Disclosure Documents constitute a description of all material Mining Rights held by the Company;

(p)

the Company has conducted and is conducting its business in material compliance with all applicable laws and regulations of each jurisdiction in which it carries on business (including, without limitation, all applicable federal, state, provincial, municipal and local environmental anti-pollution and licensing laws, regulations and other lawful requirements of any governmental or regulatory body) and has not received a notice of non-compliance, or knows of, or has reasonable grounds to know of, any facts that could give rise to a notice of non-compliance with any such laws or regulations which would have a material adverse effect on the Company;

(q)

except to the extent that any violation or other matter referred to in this subsection does not have a material adverse effect on the Company:

(i)

the Company is not currently in violation of any applicable federal, state, provincial, municipal or local laws, regulations, orders, governmental decrees or ordinances with respect to environmental, health or safety matters (collectively, the “Environmental Laws”);

(ii)

to the knowledge of the Company, the Company has operated its business at all times and has received, handled, used, stored, treated, shipped and disposed of all contaminants without violation of Environmental Laws;

(iii)

there have been no material spills, releases, deposits or discharges of hazardous or toxic substances, contaminants or wastes into the earth, air or into any body of water or any municipal or other sewer or drain water systems by the Company that have not been remedied;

(iv)

as a result of its operations, no orders, rulings, directions or notices have been issued and remain outstanding or to the knowledge of the Company are pending or threatened against the Company under or pursuant to any Environmental Laws;

(v)

the Company has no knowledge of, and has not received any notice of, any claim, judicial or administrative proceeding, pending or threatened against it which may materially adversely affect the Company as a whole relating to or alleging any material violation of Environmental Laws by the Company and the Company is not aware of any facts which could give rise to any such claim or judicial or administrative proceeding and the Company, to the knowledge of the Company, is not the subject of any investigation, evaluation, audit or review by any governmental authority to determine whether any material violation of Environmental Laws by it has occurred or is occurring or whether any remedial action is needed;

(vi)

to the knowledge of the Company, the Company has not failed to report to the proper governmental authority the occurrence of any event which is required to be so reported by any Environmental Law; and

(vii)

the Company holds all licences, permits and approvals required under any Environmental Laws in connection with the operation of its business as currently conducted and the ownership and use of its assets, all such licences, permits and approvals are in full force and effect, and the Company has not received any notification pursuant to any Environmental Laws that any material work, repairs, constructions or capital expenditures are required to be made by it as a condition of continued compliance with any Environmental Laws, or any licence, permit or approval issued pursuant thereto, or that any license, permit or approval referred to above is about to be reviewed, made subject to material limitations or conditions, revoked, withdrawn or terminated;

(r)

the Company holds all requisite licences, registrations, qualifications, permits, consents and other approvals, including in respect of any Mining Rights (collectively, the “Licenses”), necessary for carrying on its business as currently carried on and proposed to be carried on and all such Licenses are valid and subsisting and in good standing in all material respects except where the failure to hold such licences would not have a material adverse effect on the Company, and the Company has not received any notice of proceedings relating to the revocation, adverse modification or cancellation of or any intention to revoke, adversely modify or cancel any of the Licenses;

(s)

the Company is the holder in good standing of all of its material licences free and clear of any encumbrances which would have a material adverse effect on the Company, and the Company has no knowledge of any claim of adverse ownership in respect thereof;

(t)

at the Closing Time, each of this Subscription Agreement, the SRA Agreement and the Subscription Receipt Certificate, the Registration Rights Agreement, and, at the applicable times, the certificates representing the Warrants and the Rights shall have been duly authorized and executed and delivered by the Company and upon such execution and delivery by the Company and the other parties thereto each shall constitute a valid and binding obligation of the Company and each shall be enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

(u)

Pacific Stock Transfer Company, at its principal office in the City of Las Vegas, Nevada, has been duly appointed as registrar and transfer agent in respect of the Common Shares;

(v)

Capital Transfer Agency Inc., at its principal office in the City of Toronto, Ontario, has been duly appointed agent in respect of the Subscription Receipts;

(w)

no order, ruling or determination having the effect of suspending the sale or ceasing the trading in any securities of the Company has been issued by any regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are pending, contemplated or threatened by any regulatory authority;

(x)

there are no material actions, suits, proceedings or inquiries pending or, to the knowledge of the Company, threatened against or affecting the Company at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality (collectively, an “Action”) which: i) would adversely impede or prevent the consummation of the transactions contemplated by this Subscription Agreement or challenge the legality, validity or enforceability of this Subscription Agreement; or ii) could, if there were an unfavourable decision, have a material adverse effect. Neither the Company, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under applicable Securities Laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by any securities commission or other regulatory authorities involving the Company or any current or former director or officer of the Company. No securities commission nor any other regulatory authority has issued any order, ruling or determination having the effect of ceasing the trading or suspending the sale of the Subscription Receipts, Common Shares or any other securities of the Company and no Action has been instituted or is pending or, to the knowledge of the Company, is threatened by any securities commission or other regulatory authority;

(y)

there are no actions, suits, judgments, investigations, inquiries or proceedings of any kind whatsoever outstanding (whether or not purportedly on behalf of the Company), pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its directors or officers, at law or in equity or before or by any commission, board, bureau or agency of any kind whatsoever and, to the knowledge of the Company, there is no basis therefor and the Company is not subject to any judgment, order, writ, injunction, decree, award, rule, policy or regulation of any governmental authority which, either separately or in the aggregate, may affect, is material to or will materially affect the Company or would adversely affect the ability of the Company to perform its obligations under this Subscription Agreement;

(z)

the Company is not aware of any licensing or legislation, regulation, by-law or other lawful requirement of any governmental authority having lawful jurisdiction over the Company presently in force or, to its knowledge, proposed to be brought into force that the Company anticipates it will be unable to comply with or which could reasonably be expected to have a material adverse effect on the Company;

(aa)

as of October 31, 2011, the authorized capital of the Company consists of 200,000,000 Common Shares, of which 70,933,334 Common Shares are issued and outstanding as fully paid and non-assessable. The Company also has 2,233,334 warrants to subscribe for an equal number of Common Shares and 6,500,000 stock options outstanding to subscribe for an equal number of Common Shares as of October 31, 2011;

(bb)

the Company is subject to the reporting requirements of section 13(a) or 15(d) of the U.S. Exchange Act, has filed with the SEC all reports required to be filed pursuant to the U.S. Exchange Act, and such reports at the time they were filed with the SEC materially complied as to form with the requirements of the U.S. Exchange Act;

(cc)

the Company shall use commercially reasonable efforts to file with the SEC all reports required to be filed pursuant to the U.S. Exchange Act on such date as each such report is required to be filed, until such time as the Common Shares and Warrant Shares may be resold pursuant to an effective registration statement filed with the SEC or pursuant to Rule 144 under the U.S. Securities Act without regard to Rule 144(i);

(dd)

upon request to do so, the Company shall use commercially reasonable efforts and shall take all steps to qualify the Securities for electronic deposit;

(ee)

none of the directors, officers or employees of the Company or any associate or affiliate of any of the foregoing had or has any material interest, direct or indirect, in any material transaction or any proposed material transaction with the Company which materially affects, is material to or will materially affect the Company;

(ff)

the Company owns or has the right to use under license, sub-license or otherwise all material intellectual property used by the Company in its business, including copyrights, industrial design, trademarks, trade secrets, knowhow and proprietary rights, free and clear of all encumbrances;

(gg)

the Company is in compliance with all laws respecting employment and employment practices, terms and conditions of employment, pay equity and wages, except where non-compliance with such laws could not reasonably be expected to have a material adverse effect on the Company and has not and is not engaged in any unfair labour practice;

(hh)

there has not been in the last two years and there is not currently any labour disruption or conflict which could reasonably be expected to have a material adverse effect on the Company;

(ii)

all taxes (including income tax, capital tax, payroll taxes, employer health tax, workers’ compensation payments, property taxes, customs and land transfer taxes), duties, royalties, levies, imposts, assessments, deductions, charges or withholdings and all liabilities with respect thereto including any penalty and interest payable with respect thereto (collectively, “Taxes”) due and payable by the Company have been paid except for where the failure to pay such taxes would not constitute an adverse material fact of the Company or result in an adverse material change to the Company.  All tax returns, declarations, remittances and filings required to be filed by the Company have been filed with all appropriate governmental authorities and all such returns, declarations, remittances and filings are complete and accurate and no material fact or facts have been omitted therefrom which would make any of them misleading except where the failure to file such documents would not constitute an adverse material fact of the Company or result in an adverse material change to the Company.  To the knowledge of the Company, no examination of any tax return of the Company is currently in progress and there are no issues or disputes outstanding with any governmental authority respecting any Taxes that have been paid, or may be payable, by the Company except where such examinations, issues or disputes would not constitute an adverse material fact of the Company or result in an adverse material change to the Company;

(jj)

the Company has established on its books and records reserves that are adequate for the payment of all Taxes not yet due and payable and there are no liens for Taxes on the assets of the Company and, to the knowledge of the Company, there are no audits pending of the tax returns of the Company (whether federal, state, provincial, local or foreign) and there are no claims which have been or may be asserted relating to any such tax returns, which audits and claims, if determined adversely, would result in the assertion by any governmental agency of any deficiency that would result in a material adverse effect on the Company;

(kk)

except as disclosed in the Disclosure Documents, there are no material liabilities of the Company whether direct, indirect, absolute, contingent or otherwise and the Company has not made any loans to or guaranteed the obligations of any person;

(ll)

except as disclosed in the Disclosure Documents, the Company is not indebted to any person in any material respect;

(mm)

there are no documents required to be filed under the Securities Laws in connection with the Offering that will not have been filed as required, subject only to satisfaction of all applicable post-closing filings and/or requirements;

(nn)

the minute books of the Company made available to counsel for the Underwriters in connection with its due diligence investigation of the Company for the periods from the date of incorporation to the date of examination thereof are all of the minute books of the Company and contain the constating documents of the Company from the date of incorporation and copies of all proceedings (or certified copies thereof) of the shareholders, the boards of directors and all committees of the boards of directors of the Company and there have been no other meetings, resolutions or proceedings of the shareholders, board of directors or any committees of the boards of directors of the Company not reflected in such minute books and other records, other than those which are not material in the context of the Company as of the date hereof;

(oo)

all information which has been prepared by the Company relating to the Company and its business, property and liabilities and made available to the Underwriters, including all financial and operational information provided to the Underwriters was, as of the date of such information and is as of the date hereof, true and correct in all material respects, taken as a whole, and no fact or facts have been omitted therefrom which would make such information materially misleading;

(pp)

the operations of the Company are and have been conducted at all times in compliance with the anti-money laundering statutes of all jurisdictions to which they are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no Action by or before any governmental authority or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(qq)

the creation, sale and issuance of the Subscription Receipts, and the delivery of the Subscription Receipt Certificates representing them, will have been approved by all requisite corporate action on or before the Closing Date and, upon issue and delivery at the Closing Time, the Subscription Receipts will be validly issued and the Subscription Receipt Certificates will be validly delivered;

(rr)

upon the automatic exchange of the Subscription Receipts into Units in accordance with the terms of the Subscription Receipt Certificate or the SRA Agreement, as applicable, the issuance of the Common Shares, and the creation and issuance of the Warrants and Rights, and the delivery of the certificates representing the Common Shares, Warrants and Rights, will have been approved by all requisite corporate action on or before such automatic exchange and, upon issue and delivery, the Common Shares will be validly issued as fully paid and non-assessable, the Warrant and the Rights will be validly issued, and the certificates representing the Common Shares, Warrants and Rights will be validly delivered;

(ss)

upon valid exercise of the Warrants in accordance with the terms thereof, and in accordance with the terms of the Subscription Receipt Certificate or the SRA Agreement, as applicable, the issuance of the Warrant Shares and the delivery of the certificates representing the Warrant Shares will have been approved by all requisite corporate action on or before the automatic exchange of the Subscription Receipts and, upon issue and delivery, the Warrant Shares will be validly issued as fully paid and non-assessable, and the certificates representing the Warrant Shares will be validly delivered;

(tt)

upon valid exercise of the Rights in accordance with the terms of the Registration Rights Agreement, the issuance of the Right Shares and the delivery of the certificates representing the Right Shares will have been approved by all requisite corporate action on or before the exercise of the Rights and, upon issue and delivery, the Right Shares will be validly issued as fully paid and non-assessable, and the certificates representing the Right Shares will be validly delivered;

(uu)

the representations and warranties of the Company stated or referred to in this Subscription Agreement shall be true and correct both as of the execution of this Subscription Agreement by the Subscriber and as of the Closing Time on the Closing Date, as if repeated at such time, and shall survive the completion of the issuance of the Subscription Receipts;

(vv)

upon satisfaction of the Escrow Release Condition, the net proceeds of the Offering will be used by the Company to fund the exploration of the Mining Rights with respect to the Trinity Silver Mine Property identified in Schedule “H” and for general working capital purposes; and

(ww)

the Company will, and covenants and agrees to, use its best efforts to perform its obligations under the Registration Rights Agreement and to effect the Registration in accordance with the terms set out in the Registration Rights Agreement.

11.

Representations, Warranties and Covenants of the Subscriber – The Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) represents, warrants and covenants to the Company (and acknowledges that the Company and its counsel are relying thereon) that both at the date hereof and at the Closing Time (as defined below):

(a)

it has been independently advised as to restrictions with respect to trading in the Subscription Receipts and the Common Shares, Warrants and Rights issuable upon exchange of the Subscription Receipts (collectively, the “Securities”) imposed by applicable securities laws, confirms that no representation (written or oral) has been made to it by or on behalf of the Company with respect thereto other than as set forth herein, acknowledges that it is aware of the characteristics of the Securities, the risks relating to an investment therein and of the fact that it may not be able to resell the Securities except in accordance with limited exemptions under applicable securities laws and regulatory policy until expiry of the applicable restricted period and compliance with the other requirements of applicable law; and it agrees that:

(i)

any certificates representing the Securities are to bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT: THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE CLOSING DATE]”;

and

(ii)

any certificates representing the Common Shares issuable upon conversion of the Subscription Receipts are to also bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON TSX.”;

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THE SECURITIES REPRESENTED HEREBY, AGREES FOR THE BENEFIT OF LIBERTY SILVER CORP. AND ITS SUCCESSORS (THE “CORPORATION”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES, PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF APPLICABLE AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITHIN THE UNITED STATES, IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND IN THE CASE OF TRANSFERS PURSUANT TO (C) OR (D) ABOVE, THE HOLDER HEREOF HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AND THE CORPORATION’S TRANSFER AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION.”

and the Subscriber further acknowledges that: (i) it has been advised to consult its own legal counsel in its jurisdiction of residence for full particulars of the resale restrictions applicable to it; and (ii) in the event that the Company is required by applicable securities legislation to provide written notice containing the legend set out at section 11(a)(i) to the beneficial purchaser of the Subscription Receipts, notice shall be deemed to have been given and received on the date on which it was delivered to the address of such beneficial purchaser provided on the face page hereof; and

(b)

it has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, any prospectus, sales or advertising literature, or any other document (other than an annual report, annual information form, interim report, information circular or any other continuous disclosure document, the content of which is prescribed by statute or regulation) describing or purporting to describe the present or proposed business and affairs of the Company which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Subscription Receipts; and

(c)

it has not become aware of any advertisement in printed media of general and regular paid circulation (or other printed public media), radio, television or telecommunications or other form of advertisement (including electronic display and the internet) with respect to the distribution of the Securities; and

(d)

it understands that the Subscription Receipts are being offered for sale only on a “private placement” basis and that the sale and delivery of the Subscription Receipts is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or delivery of an offering memorandum or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum and, as a consequence (i) the Subscriber is restricted from using most of the civil remedies available under securities legislation, (ii) the Subscriber may not receive information that would otherwise be required to be provided to it under applicable securities legislation, and (iii) the Company is relieved from certain obligations that would otherwise apply under applicable securities legislation; and

(e)

unless it is purchasing under section 11(f) or (g), it is purchasing the Subscription Receipts as principal for its own account, not for the benefit of any other person, for investment only and not with a view to the resale or distribution of all or any of the Securities, it is resident in the jurisdiction set out as the “Subscriber’s Residential Address” on the face page hereof; and

(f)

if it is not purchasing as principal or pursuant to section 11(g), it is duly authorized to enter into this Subscription Agreement and to execute and deliver all documentation in connection with the purchase on behalf of each beneficial purchaser, each of whom is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Securities, it acknowledges that the Company may be required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of Subscription Receipts (the “Disclosed Beneficial Purchaser”) for whom it may be acting, and it and each beneficial purchaser is resident in the jurisdiction set out as the “Subscriber’s Residential Address”; and

(g)

it, and each person on whose behalf the Subscriber is contracting, is a resident of a jurisdiction outside of both Canada and the United States, it has concurrently executed and delivered a Representation Letter in the form attached to this Subscription Agreement as Schedule “E” and will provide such evidence of compliance with all matters described in such Representation Letter as the Company or its counsel may request; and

(h)

it acknowledges that:

(i)

no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities; and

(ii)

there is no government or other insurance covering the Securities; and

(iii)

there are risks associated with the purchase of the Subscription Receipts; and

(iv)

there are restrictions on the Subscriber’s ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities; and

(v)

there is no market for the Securities and there is no assurance that a market will develop in the future and that no verbal or written representation has been made by or on behalf of the Company with respect thereto; and

(vi)

the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person or company registered to sell securities under the Securities Act (Ontario) and other applicable securities laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (Ontario) and other applicable securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber; and

(vii)

the certificates representing the Securities will be endorsed with a legend stating that such securities will be subject to restrictions on resale in accordance with applicable securities legislation; and

(i)

the Subscription Receipts have not been offered to the Subscriber (or any person on whose behalf the Subscriber is contracting) in the United States, and any person making the order to purchase the Subscription Receipts and executing and delivering this Subscription Agreement was not in the United States when the order was placed and this Subscription Agreement was executed and delivered, unless such person is a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States signing on behalf of a discretionary account or similar account (other than an estate or trust) held for the benefit or account of a Disclosed Beneficial Purchaser which is a not in the United States or a U.S. Person; and

(j)

it is not a U.S. Person (as defined in Regulation S under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States) and is not purchasing and will not purchase the Subscription Receipts on behalf of, or for the account or benefit of, a person in the United States or a U.S. Person or for resale in the United States; and

(k)

it is aware that the Securities are not currently registered under the U.S. Securities Act or the securities laws of any state and that these securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration and the applicable laws of all applicable states and acknowledges that while the Company has covenanted and agreed to file a registration statement under the U.S. Securities Act in respect of the Securities, there is no certainty as to timing or to whether the registration status will become effective; and

(l)

it undertakes and agrees that it will not offer or sell any of the Securities in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell the Securities, except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules; and

(m)

it has not purchased the Subscription Receipts as a result of any form of directed selling efforts in the United States, as such term is defined in Regulation S under the U.S. Securities Act; and

(n)

it understands and acknowledges that the Company (i) is under no obligation to be or to remain a “foreign issuer”, as such term is defined in the U.S. Securities Act, (ii) may not, at the time the Subscriber sells the Securities or at any other time, be a foreign issuer and that it is not currently a foreign issuer, and (iii) may engage in one or more transactions that could cause the Company not to be a foreign issuer; and

(o)

if it is not an individual, it pre-existed the offering of the Subscription Receipts and has a bona fide business purpose other than the investment in the Subscription Receipts and was not created, formed or established solely or primarily to acquire securities, or to permit purchases of securities without a prospectus, in reliance on an exemption from the prospectus requirements of applicable securities legislation; and

(p)

if it is a corporation, partnership, trust, unincorporated association or other entity, it has the legal capacity to enter into and be bound by this Subscription Agreement and further certifies that all necessary approvals of directors, trustees, fiduciaries, shareholders, partners, stakeholders, holders of voting securities or otherwise have been given and obtained; and

(q)

if it is an individual, it is of the full age of majority and is legally competent to execute this Subscription Agreement and take all action pursuant hereto; and

(r)

the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber (or any person on whose behalf the Subscriber is contracting), or if the Subscriber (or any person on whose behalf the Subscriber is contracting) is not a natural person, any of such person’s constating documents, or any agreement to which such person is a party or by which it is bound; and

(s)

this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber; and

(t)

in the case of a subscription by it for Subscription Receipts acting as agent for a principal, it is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of such principal and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid and binding agreement of, such principal; and

(u)

it has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Subscription Receipts and is able to, and agrees to, bear the economic risk of loss of its investment or, where it is not purchasing as principal, each beneficial purchaser is able to, and agrees to, bear the economic risk of loss of its investment; and

(v)

it has relied solely upon publicly available information relating to the Company and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Company; and

(w)

it acknowledges that the Company’s counsel is acting as counsel to the Company and not as counsel to the Subscriber (or any person on whose behalf the Subscriber is contracting); and

(x)

if required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Company in filing, such reports, undertakings and other documents with respect to the issue of the Securities including, without limitation: (A) this Subscription Agreement; (B) if the Subscriber, or if applicable, the Disclosed Beneficial

Purchaser, is an accredited investor, a Representation Letter in the form attached as Exhibit 1 hereto; and (C) if the Subscriber, or if applicable, the Disclosed Beneficial Purchaser, is resident outside of Canada, a Representation Letter in the form attached as Exhibit 2 hereto; and

(y)

it acknowledges that the acquisition of the Common Shares issuable upon conversion of the Subscription Receipts purchased hereunder by the Subscriber (or any person on whose behalf the Subscriber is contracting) may result in the Subscriber (or any such person) becoming a “control person” in respect of the Company, as defined under applicable securities laws, and that it has been advised to consult its own legal counsel, both in its jurisdiction of residence and in Canada, for full particulars of the resale restrictions applicable to it; and

(z)

no person has made to the Subscriber (or any person on whose behalf the Subscriber is contracting) any written or oral representations (i) that any person will resell or repurchase the Securities (except in accordance with the articles of the Company or the SRA Agreement), or (ii) that any person will refund the purchase price of the Subscription Receipts, or (iii) as to the future price or value of the Securities, or (iv) as to any of the Securities being listed on any stock exchange; and

(aa)

the Subscription Price which will be advanced by the Subscriber to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLA; and to the best of its knowledge (i) none of the subscription funds to be provided by the Subscriber (A) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (ii) it shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith; and

(bb)

the Subscriber (including any person on whose behalf the Subscriber is contracting) has been encouraged to obtain independent legal, income tax and investment advice with respect to this subscription for the Subscription Receipts and accordingly, has had the opportunity to acquire an understanding of the meanings of all terms contained herein relevant to the Subscriber (and each person on whose behalf the Subscriber is contracting) for purposes of giving representations, warranties and covenants under this Subscription Agreement; and

(cc)

the Subscriber has such knowledge of financial and business affairs or has received such advice as to be capable of evaluating the merits and risks of the Subscriber’s investment in the Subscription Receipts and the Subscriber is able to bear the economic risk of the loss of the Subscriber’s investment in the Subscription Receipts; and

(dd)

the Subscriber will execute, deliver, file and otherwise assist the Company in filing such reports, undertakings and other documents with respect to the issue of the Common Shares, Warrants and/or Warrant Shares as may be required by applicable securities legislation, regulations, rules, policies and orders of securities commissions, stock exchanges or other regulatory authorities applicable to the Company; and

(ee)

the Subscriber agrees to be bound by any escrow and pooling agreements that may be required by any securities commission or stock exchange or other regulatory authority having jurisdiction; and

(ff)

the representations and warranties of the Subscriber stated or referred to in this Subscription Agreement shall be true and correct both as of the execution of this Subscription Agreement by the Subscriber and as of the Closing Time on the Closing Date, as if repeated at such time, and shall survive the completion of the issuance of the Subscription Receipts.

12.

Collection of Personal Information - The Subscriber, on the Subscriber’s own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder, acknowledges and consents to the fact that the Company is collecting the personal information (as that term is defined under applicable private legislation, including, without imitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time) of the Subscriber or that of each beneficial purchaser for whom the Subscriber is contracting hereunder, for the purpose of completing this Subscription Agreement.

13.

Consent to Use and Disclosure - The Subscriber and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder, acknowledges and consents to the company retaining such personal information for as long as permitted or required by law or business practices. The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder, further acknowledges and consents to the fact that the Company may be required by applicable securities legislation or the rules and policies of any stock exchange or the rules of the Investment Industry Regulatory Organization of Canada to provide regulatory authorities with any personal information provided by the Subscriber in this Subscription Agreement. The Subscriber represents and warrants that the Subscriber has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder. In addition to the foregoing, the Subscriber agrees and acknowledges that the Company may use and disclose the personal information of the Subscriber or that of each beneficial purchaser for whom the Subscriber is contracting hereunder, as follows:

(a)

for internal use with respect to managing the relationships between and contractual obligations of the Company and the Subscriber or any beneficial purchaser for whom the Subscriber is contracting hereunder;

(b)

for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to the Canada Revenue Agency;

(c)

disclosure to securities regulatory authorities with jurisdiction with respect to reports of trade and similar regulatory filings;

(d)

disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(e)

disclosure to professional advisers of the company in connection with the performance of their professional services; and

(f)

for use and disclosure as otherwise required or permitted by law.

14.

Ontario Authorization - The Subscriber and, if applicable, on behalf of each beneficial purchaser for which the Subscriber is contracting hereunder, acknowledges that the Company may be required to file with the Ontario Securities Commission information pertaining to the Subscriber and each such beneficial purchaser relating to the purchase of the Subscription Receipts, that this information is being collected indirectly by the Ontario Securities Commission under the authority granted to it in applicable securities legislation, that this information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario, and that the title, business address and business telephone number of the public official in Ontario who can answer questions about the Ontario Securities Commission’s indirect collection of the information is as follows:

Ontario Securities Commission
Suite 1903, Box 5520 Queen Street West
Toronto, Ontario  M5H 3S8
Telephone: (416) 593-3682
Facsimile: (416) 593-8252
Public official contact regarding indirect collection of information:
Administrative Assistant to the Director of Corporate Finance
Telephone (416) 593-8086

and the Subscriber hereby authorizes the indirect collection of such information by the Ontario Securities Commission.

15.

Facsimiles and Counterparts - The Company shall be entitled to rely on a facsimile or other electronically communicated copy of an executed Subscription Agreement and acceptance by the Company of such agreement shall be legally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the Terms hereof. In addition, this Subscription Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

16.

b)

Reliance by Company and Indemnity - The representations, warranties and covenants of the Subscriber herein (including all schedules and certificates attached hereto) are made with the intent that they be relied upon in determining the suitability of a purchaser of Subscription Receipts and the Subscriber agrees to indemnify and hold harmless the Company and its directors, officers, employees, and advisers from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Company in connection herewith. The Subscriber undertakes to immediately notify the Company at its registered and records office, 675 Sierra Rose Drive, Ste. 112, Reno, Nevada, 89511, Attention: Geoffrey Browne, of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time on the Closing Date.

(b)

Reliance by Subscriber and Indemnity - The representations, warranties and covenants of the Company herein (including all schedules and certificates attached hereto) are made with the intent that they be relied upon in determining the suitability of the investment of the Subscription Receipts by the Subscriber, and the Company agrees to indemnify and hold harmless the Subscriber from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Company contained herein or in any document furnished by the Company to the

Subscriber in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Company herein or in any document furnished by the Company to the Subscriber in connection herewith.

17.

Closing Conditions – The obligations of the Subscriber to purchase the Subscription Receipts, to complete the transactions contemplated in this Subscription Agreement and to deliver executed Subscription Agreement and the Subscription Proceeds to the Company is subject to the following conditions for the benefit of the Subscriber, which must be fulfilled at or prior to the Closing Time, unless waived in writing by the Subscriber:

(a)

the Company delivering to the Subscriber, at the Closing Time, a certificate dated the Closing Date addressed to the Subscriber and signed by the chief executive officer and chief financial officer of the Company certifying on behalf of the Company, and not in their personal capacities, to the best of their knowledge, information and belief, after due inquiry, that:

(i)

no order, ruling or determination having the effect of suspending the sale or ceasing the trading in any securities of the Company (including the Common Shares) has been issued by any regulatory authority and is continuing in effect and no proceedings for that purposes have been instituted or are pending or, to the knowledge of such officers, contemplated or threatened by any regulatory authority;

(ii)

the Company has complied with all the covenants and satisfied all the terms and conditions of this Subscription Agreement to be complied with and satisfied by the Company at or prior to the Closing Time;

(iii)

the representations and warranties of the Company contained in this Subscription Agreement are true and correct as at the Closing Time, with the same force and effect as if made on and as at the Closing Time after giving effect to the transactions contemplated by this Subscription Agreement; and

(iv)

the Company has made and/or obtained, on or prior to the Closing Time, all necessary filings, approvals, consents and acceptances under applicable Securities Laws, and under any applicable agreement or document to which the Company is a party or by which it is bound, required for the execution and delivery of this Subscription Agreement, the offering and sale of the Subscription Receipts (subject to completion of filings with certain regulatory authorities following the Closing Date);

(b)

the Company delivering to the Subscriber at the Closing Time a certificate dated the Closing Date addressed to the Subscriber and signed by the Company certifying:

(i)

the constating documents of the Company;

(ii)

the resolutions of the directors of the Company relevant to the Offering; and

(iii)

the incumbency and signatures of signing officers of the Company;

(c)

the Subscriber having received from the Company and/or its counsel a certificate of status for the Company, dated the Closing Date or earlier if logistics so dictate;

(d)

the Subscriber having received a certificate of the Company’s registrar that certifies the number of Common Shares issued and outstanding on the date immediately prior to the Closing Date; and

(e)

the Subscriber shall have received prior to the Closing Date legal opinions from solicitors for the Company dated the Closing Date in a form satisfactory to the Subscriber and its counsel, acting reasonably, with respect to the following matters:

(i)

as to the incorporation and existence of the Company;

(ii)

as to the power and capacity of the Company to own its property and carry on its business as currently conducted and carry out the transactions contemplated by this Subscription Agreement;

(iii)

that all necessary corporate action has been taken by the Company to authorize the execution and delivery of this Subscription Agreement, the SRA Agreement and the Registration Rights Agreement, and to issue the Common Shares, Warrants and Rights issuable on the exchange of the Subscription Receipts;

(iv)

as to the authorized and issued capital of the Company;

(v)

that the Company is not a party to, bound or affected by or subject to any charter or by-law provision which is or would be violated, contravened or breached by the execution, delivery and performance by it of this Subscription Agreement or the performance by it of any of the terms thereof;

(vi)

that this Subscription Agreement, the SRA Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms;

(vii)

that the Subscription Receipts, Warrants and Rights have been duly created;

(viii)

that the Common Shares, Warrants and Rights have been authorized and allotted for issuance;

(ix)

that the Warrant Shares issuable on the due exercise of the Warrants and the Rights Shares issuable on the deemed exercise of the Rights have been duly allotted and reserved for issuance, and when issued in accordance with the terms of the certificates representing the Warrants and the Rights, respectively, will be issued as fully paid and non-assessable; and

(x)

matters with respect to title to the Mineral Rights described in Schedule “H”.

Each of the foregoing conditions is included for the benefit of the Subscriber and maybe waived by the Subscriber by notice in writing to the Company.

18.

Governing Law - This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and the Subscriber and the Company both irrevocably attorn to the non-exclusive jurisdiction of the Courts of the Province of Ontario.

19.

Time - Time shall be of the essence hereof.

20.

Entire Agreement - This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, warrants, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

21.

Subscriber’s Costs - The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any counsel retained by the Subscriber) relating to the purchase of the Subscription Receipts by the Subscriber shall be borne by the Subscriber with the exception of the BG Subscriber’s Expenses.

22.

Assignment - No rights or obligations of the Subscriber hereunder may be assigned without the prior written consent of the Company.

23.

Enurement - The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Company and their respective heirs, executors, administrators, successors and permitted assigns.

24.

Offer Irrevocable - The Subscriber agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber.

25.

Modifications - Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

26.

Survival - The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

27.

Currency - In this Subscription Agreement, references to “$” or “Cdn $” are to United States dollars except where otherwise specified herein.

TO ASSIST THE COMPANY IN COMPLYING WITH APPLICABLE SECURITIES LAW AND COMPLETING ANY REQUIRED REGULATORY FILINGS, THE SUBSCRIBER HAS COMPLETED THE SUBSCRIPTION AGREEMENT AND THE ATTACHED SCHEDULE “B” - EXEMPTION FORM AND IF APPLICABLE, THE ATTACHED SCHEDULE “C” – ACCREDITED INVESTOR CERTIFICATE, THE ATTACHED SCHEDULE “D” – CERTIFICATE OF U.S. INVESTOR, WHICH FORM PART OF THIS SUBSCRIPTION AGREEMENT AND THE ATTACHED SCHEDULE “E” – ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS FOR SUBSCRIBERS OUTSIDE OF CANADA AND THE UNITED STATES, WHICH FORM PART OF THIS SUBSCRIPTION AGREEMENT.

SCHEDULE “A”

TERM SHEET

LIBERTY SILVER CORP.

PRIVATE PLACEMENT OF SUBSCRIPTION RECEIPTS

Issuer:	Liberty Silver Corp. (the “Company”)
Offering:	Private placement (the “Offering”) of up to 6,500,000 subscription receipts (“Subscription Receipts”)
Offering Size:	Up to US$3,250,000
Issue Price:	$0.50 per Subscription Receipt
Subscription Receipts

Each Subscription Receipt will be automatically exchanged without any further action by the holder and for no additional consideration for one unit of the Company (a “Unit”) upon satisfaction of the Escrow Release Condition on or before the Release Deadline (as defined below).

Escrow Release Condition

Upon completion of the Offering, the gross proceeds from the Offering less certain expenses (the “Escrowed Proceeds”) will be held by the Capital Transfer Agency Inc. (the “Escrow Agent”), in an interest bearing account pursuant to a subscription receipt and escrow agreement (the “SRA Agreement”) to be entered into on or before the Closing Date (as defined below) between the Company and the Escrow Agent.

The Escrowed Proceeds plus any interest accrued thereon shall be released to the Company, upon confirmation on or before 5:00 p.m. (Toronto time) on December 31, 2011 (the “Release Deadline”) that the common shares of the Company (“Common Shares”) have been accepted for listing on the Toronto Stock Exchange (the “Escrow Release Condition”).

Units:

Each Unit shall be comprised of one (1) Common Share, one Common Share purchase warrant (a “Warrant”) and one right to acquire Common Shares (a “Right”).

Each whole Warrant will entitle the holder thereof to purchase one Common Share at US$0.65 at any time until 5:00 on the date which is the earlier of (i) 24 months following the date the Common Shares are listed on the Toronto Stock Exchange and (ii) 30 months following the Closing Date.

Each Right shall entitle the holder thereof to receive, for no additional consideration, one-tenth (1/10) of a Common Share in the event that the registration in accordance with the U.S. Securities Act of the Subscription Receipts, and the Common Shares, Warrants and Rights issuable upon exchange thereof, together with the Common Shares issuable on the exercise of the Warrants or on the exercise of the Rights, has not occurred in accordance with a Registration Rights Agreement to be entered into by the Company and the subscribers.

Use of Proceeds:	The net proceeds of the Subscription Receipts will be used for the exploration of the Trinity Silver Mine and for general working capital purposes.
Hold Period:

The Subscription Receipts, and the Common Shares, Warrants and Rights issuable upon exchange of the Subscription Receipts, are subject to a hold period expiring on the later of (i) six months after the Closing Date, and (ii) the date on which the Company becomes a reporting issuer.

Offering Jurisdictions:

The Subscription Receipts will be offered for sale by way of private placement exemptions available in all provinces of Canada (except Quebec) and in those jurisdictions outside of Canada that are agreed to by the Company and the Agent (including the United States). The Subscription Receipts will be sold to U.S. buyers on a private placement basis pursuant to an exemption from the registration requirements in Rule 144A or Regulation D of the United States Securities Act of 1933, as amended.

Concurrent Offering

Concurrent with the Offering, the Company is completing the sale of a minimum of 1,500,000 Units at US$0.50 per Unit for gross proceeds of US$750,000.  The Units shall be issued on the same basis as the Units issued pursuant to the Offering which, for greater certainty, shall include for each Unit, one Common Share, one Warrant and one Right.

Closing Date:	Closing of the Offering will occur on or about November 10, 2011 (the “Closing Date”).
Finders:	This placement is non-brokered. Qualified finders will receive a commission to be determined.

SCHEDULE “B”

EXEMPTION FORM

TO BE COMPLETED BY ALL INVESTORS

Please complete this Exemption Form by indicating the category of exempt investor to which the Subscriber belongs and completing and signing page 3 of this Exemption Form. Initial or otherwise mark the box or line to the left of each item. Mark only one of boxes 1, 2, 3 and 4. If box 3 or 4 is marked, mark only one sub-item under box 3 or box 4.

The Subscriber represents, warrants and covenants to the Company and acknowledges that the Company is relying thereon:
□	1.

that the Subscriber is purchasing the Subscription Receipts as principal and is an accredited investor resident in Canada (if this category is initialled, please complete the attached Schedule “C” - Accredited Investor Certificate);

□	2.

that the Subscriber is purchasing the Subscription Receipts as principal and is a U.S. Person (if this category is initialled, please complete the attached Schedule “D” – Certificate of U.S. Accredited Investor);

■	3.

that the Subscriber is purchasing the Subscription Receipts as principal and is resident outside of Canada and the United States (if this category is initialled, please complete the attached Schedule “E” – Additional Representations, Warranties and Covenants for Subscribers Outside of Canada and the United States);

□	4.	that the Subscriber is resident other than in Ontario or Saskatchewan, is purchasing the Subscription Receipts as principal and is:
		(a) a director, executive officer or control person of the Company, or of an affiliate of the Company;
		(b) a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the Company, or of an affiliate of the Company;
		(c) a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the Company, or of an affiliate of the Company;
		(d) a close personal friend of a director, executive officer or control person of the Company, or of an affiliate of the Company;
		(e) a close business associate of a director, executive officer or control person of the Company, or of an affiliate of the Company;

(f) a founder of the Company or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Company;
(g) a parent, grandparent, brother, sister or child of a spouse of a founder of the Company;
(h) a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (a) to (g); or
(i) a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (a) to (g);

□	5.	that the Subscriber is resident in Ontario, is purchasing the Subscription Receipts as principal and is:
(a) a founder of the Company;
(b) an affiliate of a founder of the Company;
(c) a spouse, parent, brother, sister, grandparent or child of an executive officer, director or founder of the Company; or
(d) a person that is a control person of the Company;

The following terms used in this Exemption Form have the following meanings:

“close business associate” means an individual who has had sufficient prior business dealings with a director, executive officer, founder or control person of the Company to be in a position to assess their capabilities and trustworthiness;

“close personal friend” of a director, executive officer, founder or control person of the Company is an individual who knows the director, executive officer, founder or control person well enough and has known them for a sufficient period of time to be in a position to assess their capabilities and trustworthiness;

“control person” means:

(a)

a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of the Company to affect materially the control of the Company, or

(b)

each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of the Company to affect materially the control of the Company, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of the Company, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the Company;

“executive officer” means an individual who is:

(a)

a chair, vice-chair or president;

(b)

a vice-president in charge of a principal business unit, division or function including sales, finance or production;

(c)

an officer of the Company or any of its subsidiaries and who performs a policy-making function in respect of the Company; or

(d)

performing a policy-making function in respect of the Company;

“founder of the Company” means a person who

(a)

acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the Company; and

(b)

is actively involved in the business of the Company.

The undersigned has executed this Exemption Form as of the 10th day of November, 2011.

If a Corporation, Partnership or Other Entity: Look Back Investments, Inc. Name of Entity Corporation Type of Entity /s/Robert Genovese Signature of Person Signing Title of Person Signing	If an Individual: Signature Name of Individual

SCHEDULE “C”

ACCREDITED INVESTOR CERTIFICATE

TO BE COMPLETED ONLY BY ACCREDITED INVESTORS

WHO ARE RESIDENTS OF CANADA

If you have marked the “accredited investor” category on the Schedule “B” - Exemption Form and you are a resident of Canada, please complete this Schedule “C” - Accredited Investor Certificate by initialling or otherwise marking the category of accredited investor to which the Subscriber belongs and completing and signing page 3 of this Accredited Investor Certificate.

The Subscriber represents, warrants and covenants to the Company and acknowledges that the Company is relying thereon, that the Subscriber is purchasing the Subscription Receipts as principal and is:
(a) a Canadian financial institution, or a Schedule III bank;
(b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);
(f) the Government of Canada or a jurisdiction of Canada, or any crown Company, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000 (exclusive of the value of the principal residence);

(k)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000;
(m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

(n)

an investment fund that distributes or has distributed its securities only to:

(i)

a person that is or was an accredited investor at the time of the distribution;

(ii)

a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds] of NI 45-106; or

(iii)

a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

(p)

a trust company or trust Company registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust Company, as the case may be;

(q)

a person acting on behalf of a fully managed account managed by that person, if that person:

(i)

is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

(ii)

in Ontario, is purchasing a security that is not a security of an investment fund;

(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an advisor; or

(v)

a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as:

(i)

an accredited investor; or

(ii)

an exempt purchaser in Alberta or British Columbia after NI 45-106 comes into force.

As used in this accredited Investor Certificate, the following terms have the following meanings:

“eligibility adviser” means a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the Subscriber’s jurisdiction and authorized to give advice with respect to the Subscription Receipts;

“financial assets” means cash or securities or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

“investment fund” means an investment fund as such term is defined in National Instrument 81-106 – Investment Fund Continuous Disclosure;

“related liabilities” means  (a) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (b) liabilities that are secured by financial assets; and

“securities legislation” means securities legislation as such term is defined in National Instrument 14-101 – Definitions.

The undersigned has executed this Accredited Investor Certificate as of the ________ day of ______________, 2011.

If a Corporation, Partnership or Other Entity: Name of Entity Type of Entity Signature of Person Signing Title of Person Signing	If an Individual: Signature Name of Individual

SCHEDULE “D”

CERTIFICATE OF U.S. ACCREDITED INVESTOR

TO BE COMPLETED ONLY IF THE SUBSCRIBER IS A U.S. PERSON

If you have marked the “accredited investor” category on the Schedule “B” - Exemption Form and you are not a resident of Canada, and you are a U.S. Person within the meaning set out in Regulation S under the U.S. Securities Act of 1933, please complete this Schedule “D” - Certificate of U.S. Investor by initialling or otherwise marking the category of U.S. accredited investor to which the Subscriber belongs and completing and signing page 2 of this Certificate of U.S. Accredited Investor.

All prospective U.S. purchasers are advised that completion of this Certificate of U.S. Accredited Investor is required in order to purchase the Subscription Receipts. In addition, supplemental information may be required at the Company’s discretion in order to confirm the Subscriber’s eligibility to invest in the Company as an “accredited investor” as defined in Rule 501(A) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”).

In making an investment decision, Subscribers must rely on their own examination of the Company and the terms of the offering including the merits and risks involved. The securities offered have not been recommended by any federal or state securities commission or regulatory authority, nor has any such commission or authority confirmed the accuracy or determined the adequacy of the offering. Any representation to the contrary is a criminal offence.

Subscribers should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time.

The undersigned hereby represents and warrants that it is an “accredited investor” as defined in Rule 501(a) of Regulation D of the U.S. Securities Act, by reason of being:
_______	(a) a natural person whose individual net worth, or joint net worth with his/her spouse, at the time of purchase exceeds U.S.$1,000,000;
_______

(b)

a natural person who had an individual income in excess of U.S.$200,000 in 2007 and 2008 or joint income with his or her spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in 2011;

_______	(c) a director or executive officer of the Company;
_______	(d) a bank as defined in Section 3(a)(2) of the U.S. Securities Act;
_______	(e) a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity;
_______	(f) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;
_______	(g) an insurance company as defined in Section 2(13) of the U.S. Securities Act;

_______	(h) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;
_______	(i) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
_______

(j)

a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, which plan has total assets in excess of U.S.$5,000,000;

_______

(k)

an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is a bank, savings and loan association, insurance company or registered investment advisor;

_______

(l)

an employee benefit plan within the meaning of ERISA which has total assets in excess of U.S.$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_______	(m) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
_______

(n)

an organization described in Section 50l(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

_______

(o)

a trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the securities offered; and

_______	(p) an entity in which each of the equity owners meets the requirements of one of the above sections.

The undersigned has executed this Certificate of U.S. Accredited Investor as of the ________ day of ______________, 2011.

If a Corporation, Partnership or Other Entity: Name of Entity Type of Entity Signature of Person Signing Title of Person Signing	If an Individual: Signature Name of Individual

SCHEDULE “E”

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

FOR SUBSCRIBERS OUTSIDE OF CANADA AND THE UNITED STATES

TO BE COMPLETED ONLY IF THE SUBSCRIBER IS RESIDENT

OUTSIDE OF CANADA AND THE UNITED STATES

If you have marked the “resident outside of Canada and the United States” category on the Schedule “B” - Exemption Form, please complete this Schedule “E” – Additional Representations, Warranties and Covenants for Subscribers Outside of Canada and the United States by completing and signing page 2 of this certificate.

The Subscriber, on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, further represents, warrants and covenants to and with the Company (and acknowledges that the Company is relying thereon) that it is, and (if applicable) any beneficial purchaser for whom it is contracting hereunder is, a resident of, or otherwise subject to, the securities legislation of a jurisdiction other than Canada or the United States, and:

(a)

the Subscriber is, and (if applicable) any other purchaser for whom it is contracting hereunder, is:

(i)

a purchaser that is recognized by the securities regulatory authority in the jurisdiction in which it is, and (if applicable) any other purchaser for whom it is contracting hereunder is resident or otherwise subject to the securities laws of such jurisdiction, as an exempt purchaser and is purchasing the Subscription Receipts as principal for its, or (if applicable) each such other purchaser’s, own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution; or

(ii)

a purchaser which is purchasing Subscription Receipts pursuant to an exemption from any prospectus or securities registration requirements (particulars of which are enclosed herewith) available to the Company, the Subscriber and any such other purchaser under applicable securities laws of their jurisdiction of residence or to which the Subscriber and any such other purchaser are otherwise subject to, and the Subscriber and any such other purchaser shall deliver to the Company such further particulars of the exemption and their qualification thereunder as the Company may reasonably request;

(b)

the purchase of Subscription Receipts by the Subscriber, and (if applicable) each such other purchaser, does not contravene any of the applicable securities laws in such jurisdiction and does not trigger: (i) any obligation to prepare and file a prospectus, an offering memorandum or similar document, or any other ongoing reporting requirements with respect to such purchase or otherwise; or (ii) any registration or other obligation on the part of the Company; and

(c)

the Subscriber, and (if applicable) any other purchaser for whom it is contracting hereunder, will not sell or otherwise dispose of any Common Shares, Warrants or Warrant Shares, Rights or Right Shares except in accordance with applicable Canadian securities laws, and if the Subscriber, or (if applicable) such beneficial purchaser, sells or otherwise disposes of any Common Shares, Warrants or Warrant Shares, Rights or Right Shares to a person other than a resident of Canada, the Subscriber, and (if applicable) such beneficial purchaser, will obtain from such purchaser representations, warranties and covenants in the same form as provided in this Schedule “E” and shall comply with such other requirements as the Company may reasonably require.

Dated at Toronto this 10th day of November, 2011.

Look Bank Investments, Inc.
Name of Subscriber
By:	/s/Robert Genovese
Signature

Title

SCHEDULE “F”

WIRE TRANSFER INSTRUCTIONS

Melissa Torrecampo

Business Adviser

Commerce Court Banking Center

Court Level, CCW

199 Bay St

Toronto, Ontario, M5L 1G9

Tel: (416) 304-2223

Fax: (416) 362-6518

Incoming Wire Instructions

(U.S. Funds)

Beneficiary Bank/Address :	CIBC/CIBC MAIN BRANCH COMMERCE COURT

Beneficiary Name/Address :	CAPITAL TRANSFER AGENCY INC. Capital Transfer Agency Inc. 105 Adelaide St.W., Suite 1101 Toronto, ON M5H 1P9 Attention: Lisa Cripps T: 416.350.5007 F: 416.350.5008 E: lcripps@capitaltransferagency.com

Beneficiary Account :	0511013

Swift Code :	CIBC CATT

Bank Number :	//CC001000002

Transit :	00002

SCHEDULE “F”

FORM OF REGISTRATION RIGHTS AGREEMENT

SCHEDULE “H”

LIST OF MATERIAL PROPERTIES

TRINITY SILVER MINE PROPERTY

Property location

The Trinity silver mine property is situated approximately 25 road miles north-northwest of Lovelock, Nevada, in Pershing County, Nevada, on the northwest flank of the Trinity Range, in the Trinity mining district. It is located about 25 mi northwest of the Rochester silver mine, one of the largest silver mines in the United States. The latitude-longitude coordinates of the mine site are 40o 23’ 47” N, 118o 36’ 38” W; it is situated in sections 2, 3, 4, 5, 9, 10, 11, 15, 16, and 17, Township 29 North, Range 30 East, MDB&M and sections 27, 33, and 35, Township 30 North, Range 30 East, MDB&M.

Land; Land Status; Property Rights; Licensing

The Trinity silver mine property includes located public and leased/subleased fee land consisting of the following:

(1)

240 unpatented lode mining claims, the Seka 1-6, 8-16, 61-64, 73-76, 95-112, TS 1-18, Elm 1-175 and XXX 1-6 claims, totaling approximately 4900 acres, located in sections 2, 4, 10, and 16, Township 29 North, Range 30 East, and section 34 and 35, Township 30 North, Range 30 East. The claims are located on public land open to mineral entry, currently valid, and subject to Bureau of Land Management regulations.

(2)

4,396.44 acres of fee land leased by Newmont Mining Corp. from Southern Pacific Land Co., and its successors, and from Santa Fe Pacific Minerals Corporation, and its successors located in sections 3, 5, 11, and 17, Township 29 North, Range 30 East, and sections 27, 33, and 35, Township 30 North, Range 30 East.

(3)

1280 acres of fee land owned by Newmont Mining Corp. located in sections 9 and 15, Township 29 North, Range 30 East.

The Corporation’s joint venture area of interest is currently sections 2-5, 8-11, 14-17, Township 29 North, Range 30 East, MDB&M, and sections, 26-28, 32-35, Township 30 North, Range 30 East, MDB&M. The Corporation’s rights, which apply to all of the above properties include exploration, development, and production of valuable minerals except geothermal, hydrocarbons, and sand/gravel, and also include the authority to apply for all necessary permits, licenses and other approvals from the United States of America, the State of Nevada or any other governmental or other entity having regulatory authority over any part of the Trinity silver mine property.